UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 14, 2010

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On April 15, 2010, Nevada Gold & Casinos, Inc. (the “Company”) filed a Form 8-K announcing that it had entered into an agreement to purchase assets of seven mini-casinos in the State of Washington.  This Form 8-K/A provides details of the transaction.

On April 14, 2010, the Company, through its wholly owned subsidiary, NG Washington II, LLC, entered into an Asset Purchase Agreement (the “Agreement”) with Grant Thornton Ltd., as receiver, to acquire seven mini-casinos in the State of Washington for $11,070,000.  The casinos are the Silver Dollar Casino in SeaTac, Silver Dollar Casino in Renton, Silver Dollar Casino in Bothell, Silver Dollar Casino in Tukwila, Club Hollywood Casino in Shoreline, Golden Nugget Casino in Tukwila and Royal Casino in Everett.  All of the casinos are located in western Washington State and are currently owned by Evergreen Gaming Corporation, a British Columbia corporation, which is under bankruptcy court protection.  Combined, the facilities have a total of 138 table games including blackjack, Spanish 21 and other popular banked table games.  The transaction will be financed by cash on hand as well as a $5,070,000 note issued to Evergreen's current senior lender.  Closing of the acquisition is subject to the bankruptcy court process which commenced on April 22, 2010.  In addition, the acquisition is subject to other customary closing conditions, including licensing, necessary lease transfers and final bankruptcy court approval, among other conditions.

The above description is a summary only and is qualified in its entirety by reference to the Asset Purchase Agreement dated April 14, 2010, including all the Exhibits thereto, and a Term Sheet dated April 14, 2010 between the Company and Fortress Credit Corp. filed herewith.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K/A:
10.1
Asset Purchase Agreement dated April 14, 2010 between NG Washington II, LLC, as buyer, and Grant Thornton, Ltd, as receiver for Big Nevada, Inc., Gameco, Inc., Gaming Consultants, Inc., Gaming Management, Inc., Golden Nugget Tukwila, Inc., Hollydrift Gaming, Inc., Little Nevada, Inc., Mill Creek Gaming, Inc., Royal Casino Holdings, Inc., and Silver Dollar Mill Creek, Inc.

10.2	Term Sheet dated April 14, 2010 between Nevada Gold & Casinos, Inc. and Fortress Credit Corp.
99.1	Press Release dated April 23, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: April 22, 2010	By:	/s/ James J. Kohn
James J. Kohn
CFO

INDEX TO EXHIBITS

Item	Exhibit
10.1
Asset Purchase Agreement dated April 14, 2010 between NG Washington II, LLC, as buyer, and Grant Thornton, Ltd, as receiver for Big Nevada, Inc., Gameco, Inc., Gaming Consultants, Inc., Gaming Management, Inc., Golden Nugget Tukwila, Inc., Hollydrift Gaming, Inc., Little Nevada, Inc., Mill Creek Gaming, Inc., Royal Casino Holdings, Inc., and Silver Dollar Mill Creek, Inc.

10.2	Term Sheet dated April 14, 2010 between Nevada Gold & Casinos, Inc. and Fortress Credit Corp.
99.1	Press Release dated April 23, 2010